Deferred revenue	9 Months Ended
May 31, 2024
Deferred Revenue
Deferred revenue

8.	Deferred revenue

On August 11, 2022, the Company entered into a $5.0 million prepaid Gold Doré Purchase Agreement (“Agreement”) with OCIM Metals and Mining S.A. The Agreement requires funds to be made available to the Company in two tranches. During the three months ended November 30, 2023, the Company fully settled $2.5 million drawn on the first tranche of the Agreement. On July 11, 2023, the Company drew $1.0 million from the second tranche of the Agreement in exchange for delivering 46.4 ounces of gold per month, commencing October 2023, for a total of 603 ounces of gold over 13 months. On September 26, 2023, the Company drew an additional $0.5 million from the second tranche of the Agreement in exchange for delivering 23.5 ounces of gold per month, commencing December 2023, for a total of 305.4 ounces of gold over 13 months. On November 29, 2023, the Company drew an additional $1.0 million from the second tranche of the Agreement in exchange for delivering 44.1 ounces of gold per month, commencing February 2024, for a total of 573.2 ounces of gold over 13 months.

On May 6, 2024, the Company amended the terms of the Agreement to allow for additional prepayments and drew an additional $1.0 million in exchange for delivering 40.85 ounces of gold per month, commencing June 2024, for a total of 490.2 ounces of gold over 12 months.

Amount
As at August 31, 2023	$1,727
Drawdown	2,500
Accretion of deferred revenue	360
Revenue recognized	(2,090)
As at May 31, 2024	$2,497

	May 31, 2024	August 31, 2023
Current portion of deferred revenue	$2,497	$1,549
Non-current portion of deferred revenue	-	178
Balance at end of period	$2,497	$1,727